GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Allocation Fund

(the “Portfolio”)

Supplement dated June 21, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated December 29, 2016

Effective July 14, 2017 (the “Effective Date”), Christian Morgenstern will serve as a portfolio manager for the Portfolio. Amna Qaiser, Vice President, will continue to serve as a portfolio manager for the Portfolio.

Mr. Morgenstern is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform, focusing on alternative risk premia and hedge fund beta strategies.

In addition, on the Effective Date, Alex Chung will no longer serve as a portfolio manager for the Portfolio. Accordingly, all references to Mr. Chung in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, the Portfolio’s disclosures are modified as follows:

On the Effective Date, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Amna Qaiser, CFA, Vice President, has managed the Portfolio since 2016; and Christian Morgenstern, Executive Director, has managed the Portfolio since 2017.

On the Effective Date, the following row is added to the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectus:

Christian Morgenstern, Executive Director	Portfolio Manager— Strategic Factor Allocation Fund	Since 2017	Mr. Morgenstern is a portfolio manager on the Alternative Investment Strategies (AIS) team within QIS. He joined the Investment Adviser in 2012 and is primarily focused on alternative risk premia and hedge fund beta strategies. He is responsible for trading, implementation and portfolio management of AIS strategies. Previously, he worked for Equity Quantitative Trading in Europe.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

STRATFACALPMCHG 06-17